MODIFICATION AGREEMENT


         BY THIS MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 14th day of January, 1997, WELLS FARGO BANK, N.A., whose address is 100 West Washington, Phoenix, Arizona 85003 as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, whose address is 2355 West Chandler Boulevard, Chandler, Arizona 85224 (the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS.

         1.1 Borrower and the Administrative Agent, NBD Bank as Co-Agent and the Banks named therein entered into that Credit Agreement dated October 31, 1996 (the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein.

         1.2 Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Credit Agreement as set forth herein.

         1.3 All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2. CREDIT AGREEMENT.

         2.1 The following definition in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                  "Consolidated Debt" shall mean the total Debt of the Borrower and its Subsidiaries, less the outstanding principal amount of Convertible Subordinated Indebtedness, all computed on a consolidated basis in accordance with GAAP.

         2.2 The following definition is hereby added to Section 1.1 of the Loan
         Agreement:

                  "Convertible Subordinated Indebtedness" shall mean Subordinated Indebtedness that is convertible into equity of the Borrower, which amount for purposes of the calculation of the ratio under Section 6.8 shall not exceed at any time $100,000,000.00.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         3.1 All references to the Credit Agreement in the other Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

         3.2 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         3.3 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges the Banks and their present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loans. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

         3.4 All terms, conditions and provisions of the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Credit Agreement, as amended hereby, is hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

         4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         4.2 The modifications contained herein shall not be binding upon the Banks until the Administrative Agent shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower.

                  (b) Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

         4.3 Borrower shall execute and deliver such additional documents and do such other acts as the Banks may reasonably require to fully implement the intent of this Agreement.

         4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Administrative Agent in connection herewith, whether or not all of the conditions described in Paragraph
4.2 above are satisfied. Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.


         4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Administrative Agent or the Banks, or in any other action or conduct undertaken by Borrower, the Administrative Agent or the Banks on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' consent to this Agreement. Further, the Banks' consent to this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Credit Agreement shall require the express written consent of the Banks; no such consent (either express or implied) has been given as of the date hereof.

         4.6 Time is hereby declared to be of the essence hereof of the Credit Agreement, and Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Credit Agreement.

         4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.


         4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Mae G. DelaBarre
                                           -------------------------------------
                                        Name: Mae G. DelaBarre
                                             -----------------------------------
                                        Its: Assistant Vice President
                                            ------------------------------------

                                                            ADMINISTRATIVE AGENT


                                        MICROCHIP TECHNOLOGY INCORPORATED,
                                        a Delaware corporation



                                        By: /s/ C. Philip Chapman
                                           -------------------------------------
                                        Name: C. Philip Chapman
                                             -----------------------------------
                                        Its: Vice President & CFO
                                            ------------------------------------

                                                                        BORROWER

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 31, 1996 between Microchip Technology Incorporated, a Delaware corporation (the "Borrower"), Wells Fargo Bank, N.A., as administrative agent for the Banks (the "Administrative Agent"), NBD Bank as Co-Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated January 14, 1997 entered into between the Borrower and the Administrative Agent.

                                        NBD BANK, a Michigan banking corporation


                                        By: /s/ James B. Junker
                                           -------------------------------------
                                        Name: James B. Junker
                                             -----------------------------------
                                        Its: Authorized Agent
                                            ------------------------------------

                                                             "Co-Agent and Bank"

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 31, 1996 between Microchip Technology Incorporated, a Delaware corporation (the "Borrower"), Wells Fargo Bank, N.A., as administrative agent for the Banks (the "Administrative Agent"), NBD Bank as Co-Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated January 14, 1997 entered into between the Borrower and the Administrative Agent.

                                        BANK ONE, ARIZONA, NA,
                                        a national banking association


                                        By: /s/ Steven Reinhart
                                           -------------------------------------
                                        Name: Steven Reinhart
                                             -----------------------------------
                                        Its: VP
                                            ------------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS



         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 31, 1996 between Microchip Technology Incorporated, a Delaware corporation (the "Borrower"), Wells Fargo Bank, N.A., as administrative agent for the Banks (the "Administrative Agent"), NBD Bank as Co-Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated January 14, 1997 entered into between the Borrower and the Administrative Agent.

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        San Francisco Agency


                                        By: /s/ Takahide Akiyama
                                           -------------------------------------
                                        Name: Takahide Akiyama
                                             -----------------------------------
                                        Its: Joint General Manager
                                            ------------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS



         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 31, 1996 between Microchip Technology Incorporated, a Delaware corporation (the "Borrower"), Wells Fargo Bank, N.A., as administrative agent for the Banks (the "Administrative Agent"), NBD Bank as Co-Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated January 14, 1997 entered into between the Borrower and the Administrative Agent.

                                        WELLS FARGO BANK, N.A.


                                        By: /s/ Mae G. DelaBarre
                                           -------------------------------------
                                        Name: Mae G. DelaBarre
                                             -----------------------------------
                                        Its: Assistant Vice President
                                            ------------------------------------

                                                                          "Bank"
                                      -4-